SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   NIKE, INC.
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)    Title of each class of securities to which transaction applies:
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    (2)    Aggregate number of securities to which transaction applies:
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    (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4)    Proposed maximum aggregate value of transaction:
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    (5)    Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount Previously Paid:
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    (2)    Form, Schedule or Registration Statement No.:
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    (4)    Date Filed:
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Today the registrant notified its shareholders of record as of July 25, 2001, of the following change to the registrant's notice of annual meeting of shareholders:

                     NOTICE OF CHANGE OF LOCATION
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             OF NIKE, INC.



To Our Shareholders:

     We have changed the location of the NIKE, Inc. annual meeting of shareholders. The date and time are the same.

     The meeting will be held at the Portland Exposition Building, 239 Park Avenue, Portland, Maine 04102, on Monday, September 17, 2001 at 1:00 P.M. Eastern Time. The doors will open for registration at 12:00 noon. You must present an admission ticket enclosed in your Proxy Statement.

                                        JOHN E. JAQUA
                                          Secretary

Beaverton, Oregon
September 6, 2001


     Whether or not you intend to be present at the meeting, please sign and date your proxy and return it, or vote by telephone or over the internet following the instructions on the proxy.